8-K form8K 021209.htm 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  2/12/09

DANVERS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-33896

Delaware	04-344675
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Conant Street, Danvers, Massachusetts 01923
(Address of Principal Executive Offices, Including Zip Code)

(978) 777-2200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in this Report

Item 7.01.                       Regulation FD Disclosure.

On Monday, February 16, 2009, Danvers Bancorp, Inc. (the “Company”) will commence the purchase of Company common stock for the purpose of funding the restricted stock portion of the Company’s stock option and incentive plan.  The purchases will be made from time to time based on market conditions.  The stock purchases may be suspended or terminated at any time without prior notice.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: February 12, 2009	DANVERS BANCORP, INC. By:/s/ Michael W. McCurdy Michael W. McCurdy Senior Vice President and General Counsel